Piper Jaffray Financial Institutions Conference May 14, 2019 Christopher Oddleifson - Chief Executive Officer Robert Cozzone - Executive Vice President and Chief Operating Officer Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer

Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $9.1B * • Deposits: $9.4B * • $AUA: $4.0B • Market Cap: $2.8B * • Nasdaq: INDB (2) *Pro forma for April 1, 2019 acquisition of Blue Hills Bancorp

Key Messages • Operating earnings and returns at record levels • Healthy loan and core deposit originations • Growing Investment Management business • Proven integrator of acquired banks • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Deep, experienced management team (3) *See appendix A for reconciliation

Expanding Company Footprint % of Market Share INDB Dep. Plymouth County Rank 2018 1 23.3% 38% Norfolk County Rank 2018 4 5.1% 20% Barnstable County (Cape Cod) Rank 2018 4 11.3% 12% Bristol County Rank 2018 6 7.4% 11% Middlesex County Rank 2018 23 1% 9% Suffolk County Rank 2018 18 0.3% 3% Dukes County (MV) Rank 2018 2 17.2% 2% Worcester County (4) Rank 2018 16 2.1% 5% Source: SNL Financial; Deposit/Market Share data as of June 30, 2018

Recent Accomplishments • Six consecutive years of record operating earnings** • Completed acquisition of Blue Hills Bancorp • Increased presence in Worcester County • Capitalizing on expansion moves in vibrant Greater Boston market • Reached $4.0B in Assets Under Administration • Growth initiatives – online account opening, new revitalized branches, expanded digital offerings, new loan production/inv. mgmt office, private banking impetus, senior talent adds (5) • Strong household growth rate **See appendix B for reconciliation

Blue Hills Bancorp Acquisition In Market Transaction Fortifying INDB Core Franchise • Expands presence in attractive, affluents markets within the Boston MSA and Nantucket • Combines two profitable and growing banks Strategically • Pro forma over $11 billion in assets with the largest deposit market share in Massachusetts of any bank headquartered in the state1 Compelling • Opportunity to expand relationships with BHBK's consumer and commercial customer base • Broad overlap and increased scale creates meaningful and achievable operating efficiencies • > 4% accretive to earnings per share • Accretive to TBVPS, inclusive of all transaction-related costs Financially • Fully absorbs impact of crossing $10 billion mark Attractive • 16%+ internal rate of return, well in excess of cost of capital (6) • Strong pro forma capital position 1) Market share information as of June 30, 2018 and is pro forma for INDB's acquisition of Blue Hills Bancorp; Source: S&P Global Market Intelligence, FDIC

Blue Hills Overview - A High Quality Bank • Founded in 1871 as Hyde Park Saving Bank • New management with extensive commercial bank expertise hired in 2010 • Rebranded as Blue Hills Bank in 2011 with the launch of commercial banking platform • Attractively positioned in Norfolk, Suffolk and Nantucket Counties with a lending footprint centered around the Greater Boston Market • IPO in 2014 raised $278mm followed by successful capital deployment • Significant growth and profitability improvement achieved through commercial transformation of loan portfolio and branch expansion • Strong legacy deposit franchise (7) • Asset sensitive balance sheet with expanding NIM and growing operating revenue Source: S&P Global Market Intelligence

Strengthens INDB Position in Greater Boston Market, Adds Nantucket (8) Note: Market share information as of June 30, 2018 and is pro forma for INDB's acquisition of Blue Hills Bancorp; Source: S&P Global Market Intelligence, FDIC

Blue Hills Integration Well Underway • Balance sheet deleveraging already begun and continuing • Blue Hills resi mortgage platform retained • Systems conversions scheduled out (early June) • Branch consolidations identified • 3 BHBK board members added as directors (9)

Building Franchise Value Disciplined Acquisitions Slade’s Ferry Benjamin Central Mayflower Peoples Federal Bancorp Franklin Bancorp Bancorp Bancorp Bancshares Mar '08 Apr '09 Nov '12 Nov '13 Feb '15 $630mm Assets $994mm Assets $537mm Assets $243mm Assets $640 mm Assets $411mm Deposits $701mm Deposits $357mm Deposits $219mm Deposits $432mm Deposits 9 Branches 11 Branches 10 Branches 8 Branches 8 Branches Deal Value: $102.2 MM Deal Value: $84.5MM Deal Value: $52.0MM Deal Value: $40.3MM Deal Value: $141.8MM New England Bancorp Island Bancorp MNB Bancorp Blue Hills Bancorp Nov '16 May '17 Nov '18 Apr '19 $276mm Assets $194mm Assets $369mm Assets $2.5B Assets $176mm Deposits $171mm Deposits $278mm Deposits $1.9B Deposits 4 Branches 4 Branches 3 Branches 11 Branches Deal Value: $41.7MM Deal Value: $29.0MM Deal Value: $56.12MM Deal Value: $667.7 MM (10) All Acquisitions Immediately Accretive Deal metrics based on closing price and actual acquired assets

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Commercial Banking Management • Sophisticated products • $4.0 billion AUA • Expanded capacity • Wealth/Institutional • In-depth market • Strong referral knowledge network Acquired Bank Customer Bases (11) Retail/Customer • Award-winning customer service • Expanded digital offerings • Home equity direct mail program

Strong Fundamentals Driving Performance • Robust customer activity Net Income ($Mil) $121.6 +26% CAGR • Strong core deposit base $115.0 $4.5 $4.40 $87.2 $3.5 $90.0 $76.6 • Fee revenues increasing $3.19 $65.0 $2.90 $2.5 $35.2 • Low funding costs $40.0 $1.5 $1.25 • Low credit loss rates $15.0 $0.5 2016 2017 2018 1Q19 • Operating ROA: 1.7% (1Q'19)** Net Income Diluted EPS • Operating ROE: 13.7% (1Q'19)** Operating Earnings ($Mil)** $129.8 • Improving operating efficiency +27% CAGR $5 $115.0 $4.69 $91.7 $4 $95.0 $80.4 • Accretive acquisitions $3.35 $3 $75.0 $3.04 $2 $55.0 $36.7 • TBV steadily growing* $35.0 $1 $1.30 (12) $15.0 $0 2016 2017 2018 1Q19 * See appendix A for reconciliation Operating Earnings Diluted EPS **See appendix B for reconciliation

Asset Sensitivity and Low Cost Deposits Drive Higher Margin 5% 4.05% 4.14% 3.89% 3.94% 4% 3.77% 3.65% 3.64% 3.51% 3.60% 3% 2% 1% 0.30% 0.34% 0.39% 0.18% 0.18% 0.20% 0.22% 0.24% 0.27% 0% Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Net Interest Margin Cost of Total Deposits (13)

Vibrant Commercial Lending Franchise Total Loans $7.0B • Long-term CRE/C&I lender Avg. Yield: 4.90% 1Q 2019 • Increased small business focus • Strong name recognition in local markets Home Eq • Opened LPO in Worcester 15% • Added senior leaders from competitors Resi Mtg 13% • Growing in sophistication and capacity Commercial • Commercial banker development program 72% • Disciplined underwriting (14)

Commercial Diversification Total Commercial Real Estate Portfolio Total C&I Loan Portfolio $3.6B as of 3/31/2019 $1.2B as of 3/31/2019 Accommodation and food services: Professional, Scientific and Strip Malls 6.0% 4.6% Technical: 4.4% Finance and Insurance: 6.8% Industrial Warehouse 8.1% Residential - Related Construction: 9.2% Retail Trade: 19.9% 31.2% Hotels/Motels 9.6% Manufacturing: 11.0% Office Buildings 11.6% Real Estate/ Rental Commercial Buildings Wholesale Trade: 12.4% and All Other 15.4% 18.1% Leasing: All Other (11 Sectors): 17.5% 14.2% *Includes 1-4 Family, multifamily, Condos and Approved Land CRE C&I ($ Bil.) ($ Bil.) $1.4 CRE NOO CRE/Capital** $1.2 $1.2 $1.1 $3.6 $3.6 $1.0 $0.9 $0.9 $4.0 $3.3 $3.5 320% $0.8 $3.0 315% 306% 300% $0.6 $2.0 (15) 290% 289% 280% $0.4 $1.0 260% $0.2 $0.0 240% $0.0 2016 2017 2018 1Q19 2016 2017 2018 1Q19 **Non-Owner Occupied Commercial Real Estate divided by Total Capital

Low Cost Deposit Base Total Deposits $7.5B • Sizable demand deposit component 1Q 2019 • <1% of HH's are CD only CDs 10% Demand • Valuable source of liquidity Deposits 31% • Relationship-based approach Savings/Now 39% Money • Expanded digital access Market 20% • Growing commercial base Core Deposits Cost of Deposits ($ Bil.) 0.50 $8.0 $6.6 $6.6 94.0% 0.40 $7.0 $6.1 $5.8 0.39% $6.0 0.30 $5.0 89.9% 90.1% 89.0% 0.29% $4.0 88.7% 88.5% 0.20 $3.0 84.0% 0.18% 0.19% $2.0 0.10 (16) $1.0 $0.0 79.0% 0.00 2016 2017 2018 1Q19 2016 2017 2018 1Q19 Core Deposits Core to Total

Investment Management: Transformed Into High Growth Business AUAs ($ Mil.) CAGR +15% • Successful business model • Growing source of fee revenues $3,486 $3,613 $3,990 $2,919 • Strong feeder business from Bank 2016 2017 2018 1Q19 • Expanding investment center locations • Adding experienced professionals Revenues ($ Mil.) • Capitalizing on cross-sell opportunity CAGR +10% in acquired bank markets • Exceeded $500 mil. in AUM on Cape $26.2 (17) Cod $21.8 $23.8 $6.7 • Integrating private banking efforts 2016 2017 2018 1Q19

Asset Quality: Well Managed NPLs • Disciplined underwriter Home Equity 16.6% • Low loss rates • High average FICOs and low average LTVs in consumer book Residential 19.7% C&I 59.7% Small Business 0.4% CRE 3.6% NPLs Net Chargeoffs ($Mil.) ($Mil.) 6bps $70.0 $57.4 1.10% $7.0 6bps $60.0 $49.6 $45.4 1.00% $6.0 5bps $50.0 $43.3 0.96% 0.90% $5.0 4bps $40.0 $4.0 bps 0.80% 3bps $30.0 $3.0 3.9 2bps 0.78% 0.70% 1bps $20.0 $2.0 1bps 2bps $10.0 0.66% 0.60% 1bps 0.62% $1.0 0.3 0.2 $0.0 0.50% $0.0 1.1 0bps 2016 2017 2018 1Q19 2016 2017 2018 1Q19 (18) NPLs ($Mil) NPL/Loan% Net Charge-offs Loss Rate

Strong Capital Position Cash Dividends Declared Per Share $1.52 • Strong internal capital generation $1.50 $1.28 $1.16 • History of healthy dividend increases $1.00 • TBV rising even with multiple acquisitions $0.44 $0.50 • No storehousing of excess capital $0.00 2016 2017 2018 1Q19 Book Value Tangible Book Value* $38.23 $39.26 $40 $34.38 20% $35.0 12% $32.02 $28.57 $29.64 $35 $30.0 $25.60 $23.45 10% $30 12.13% 12.28% 15% $25.0 11.22% 11.68% 8.96% 9.35% 9.56% 8% $25 $20.0 8.47% $20 10% 6% 10.04% 10.69% 10.64% $15.0 $15 9.77% 4% $10 5% $10.0 $5 $5.0 2% $0 0% $0.0 0% 2016 2017 2018 1Q19 2016 2017 2018 1Q19 (19) Book Value Per Share Equity/Assets % TBV Per Share Tier 1 Leverage Tangible Equity/Tangible Assets% * See appendix A for reconciliation

Sustaining Business Momentum Business Line Focal Points • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand COI Relationships (20) • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform

Optimizing Retail Delivery Network Recent optimization decisions include: • Utilizing specialized analytics software/location model • Shifting branch distribution • Closed/consolidated 5 • Opened 1 • Relocated 1 • Redesigned 1 • Added 3: Milford National acquisition (Nov 2018) • Announced Blue Hills acquisition (11 branches with 3 to be consolidated) • Launched video teller capabilities (Dec 2018) • Added 2 drive-up ATMs and one walk-up ATM (21) • Expanded use of cash recyclers for more efficient transaction processing

INDB Investments Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Capitalizing on in-market consolidation opportunities • Operating platform that can be leveraged further • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build and acquire to drive long-term value creation (22)

Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2016 2017 2018 1Q19 Tangible common equity Stockholders' equity (GAAP) $ 864,690 $ 943,809 $ 1,073,490 $ 1,104,538 (a) Less: Goodwill and other intangibles 231,374 241,147 271,355 270,444 Tangible common equity 633,316 702,662 802,135 834,094 (b) Tangible assets Assets (GAAP) 7,709,375 8,082,029 8,851,592 8,997,457 (c) Less: Goodwill and other intangibles 231,374 241,147 271,355 270,444 Tangible assets 7,478,001 7,840,882 8,580,237 8,727,013 (d) Common shares 27,005,813 27,450,190 28,080,408 28,137,504 (e) Common equity to assets ratio (GAAP) 11.22% 11.68% 12.13% 12.28% (a/c) Tangible common equity to tangible assets ratio 8.47% 8.96% 9.35% 9.56% (b/d) (Non-GAAP) Book Value per share (GAAP) $ 32.02 $ 34.38 $ 38.23 $ 39.26 (a/e) Tangible book value per share (Non-GAAP) $ 23.45 $ 25.60 $ 28.57 $ 29.64 (b/e) (23)

Appendix B

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2016		2017		2018		1Q19	
	(Dollars in thousands, except per share data)							
Net income available to common shareholders (GAAP)	$ 76,648	$ 2.90	$ 87,204	$ 3.19	$ 121,622	$ 4.40	$ 35,225	$ 1.25 (a)
Non-GAAP adjustments								
Noninterest expense components								
Loss on extinguishment of debt	437	0.02	—	—	—	—	—	—
Merger and acquisition expenses	5,455	0.20	3,393	0.12	11,168	0.40	1,032	0.04
Total impact of noncore items	5,892	0.22	3,393	0.12	11,168	0.40	1,032	0.04
Less - net tax benefit associated with noncore items (1)	(2,163)	(0.08)	(1,241)	(0.05)	(2,967)	(0.11)	(198)	(0.01)
2017 tax Act: revaluation of net deferred tax assets	—	—	1,895	0.07	—	—	—	—
2017 Tax Act: revaluation of LIHTC investments	—	—	466	0.02	—	—	—	—
Add - adjustment for tax effect of previously incurred merger and	—	—	—	—	—	—	650	0.02
Total tax impact	(2,163)	(0.08)	1,120	0.04	(2,967)	(0.11)	452	0.01
Net operating earnings (Non-GAAP)	$ 80,377	$ 3.04	$ 91,717	$ 3.35	$ 129,823	$ 4.69	$ 36,709	$ 1.30 (b)
Average assets	$ 7,388,674		$ 7,890,765		$ 8,305,174		8,830,615 (c)	
Average equity	$ 812,389		$ 912,984		$ 987,988		1,090,460 (d)	
Return on average assets	1.04%		1.11%		1.46%		1.62% (a annualized/(c)	
Return on average assets on an operating basis	1.09%		1.16%		1.56%		1.69% (b annualized)/(c)	
Return on average common equity	9.43%		9.55%		12.31%		13.10% (a annualized)/(d)	
Return on average common equity on an operating basis	9.89%		10.05%		13.14%		13.65% (b annualized)/(d)	

INDEPENDENT BANK CORP.

(24)

NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from (25) time to time.